EXHIBIT 10.1

GLOBAL EARTH ENERGY, INC.

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”) dated as of April 22, 2013, by and among GLOBAL EARTH ENERGY, INC., a Nevada corporation (the “Company”), MEIER FRANKEL (the “Buyer”), and SYDNEY A. HARLAND and BETTY A. HARLAND (sometimes collectively referred to as the “Harlands”).

WHEREAS, the Company, the Buyer, and the Harlands are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

WHEREAS, the Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, the Harlands are joining in the execution of this Agreement as the controlling stockholders of the Company;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Company, the Buyer, and the Harlands hereby agree as follows:

1.

Purchase and Sale of the Common Stock.

(a)

Common Stock.  Subject to the satisfaction (or waiver) of the conditions set forth in this Agreement, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company at the Closing (as defined below) an amount of the Common Stock so that following the purchase, the Buyer shall own 90 percent of the issued and outstanding shares of the Common Stock.

(b)

Closing.  The closing (the “Closing”) of the purchase of the Common Stock by the Buyer shall occur at the offices of Norman T. Reynolds Law Firm, 3262 Westheimer Road, Suite 234, Houston, Texas 77098.  The Closing shall be on May 15, 2013, at 2:00 p.m., Houston, Texas Time (the “Closing”) subject to the notification of satisfaction (or waiver) of the conditions to the Closing set forth in this Agreement (or such later date as is mutually agreed to by the Company, the Buyer, and the Harlands).  As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(c)

Purchase Price and Delivery of the Common Stock.  The aggregate purchase price for the Common Stock to be purchased by the Buyer (the “Purchase Price”) shall be $2,000,000 which shall be paid by the Buyer as follows:

(i)

Payment of the Purchase Price.  On the Closing, the Buyer shall pay the Purchase Price in the sum of $2,000,000 to the Company.  The payment to be made by the Buyer on the Closing shall be made to Norman T. Reynolds Law Firm as Escrow Agent by wire transfer of immediately available funds in accordance with the Escrow Agent’s written wire instructions.  Upon receipt of the Purchase Price, the Escrow Agent shall deliver the sum of $1,000,000 to the Harlands and such funds owed by the Company to the Escrow Agent and other vendors of the Company before the Closing.  The Escrow Agent shall deposit the remainder of the Purchase Price into a bank account of the Company as designated by the Buyer for working capital and ongoing legal and audit fees following the Closing.

(ii)

Delivery of the Common Stock.  On the Closing and upon receipt of the Purchase Price, the Company shall deliver to the Buyer at the Closing the shares of the Common Stock registered in the name of the Buyer, or its designee, by means of The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, with such shares of the Common Stock to be credited to the Buyer or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  It is understood and agreed that on the Closing, the Company will not have sufficient authorized shares of its Common Stock to afford the Buyer with 90 percent of the issued and outstanding shares of the Common Stock following the Closing and the issuance of additional shares the Common Stock to the Harlands as described in Paragraph 1(c)(iii) below.  Therefore, the Harlands agree to vote their shares of the Common Stock and their shares of the Series B Preferred Stock defined below in order that the Company may increase its authorized capital stock so that the Buyer, for no additional consideration, will be able to receive an additional number of shares of the Common Stock to bring its ownership of the Common Stock to 90 percent of the issued and outstanding Common Stock of the Company.  In that regard, it is understood and agreed that following the Closing, the Company shall prepare and file all documents required by the laws of the State of Nevada and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to increase the authorized capital stock of the Company to 3,000,000,000 shares of the Common Stock.  In addition, until such time as the Buyer has received all of the Common Stock to which it is entitled hereunder, the Harlands shall vote their shares of the Common Stock and the Series B Preferred Stock described in Paragraph 1(c)(iii) below as instructed by the Buyer.

(iii)

Termination of Super Voting Rights.  The Harlands currently own 3,000,000 shares of the Company’s Series B Preferred Stock, $0.001 per share (the “Series B Preferred Stock”).  Pursuant to the Company’s Certificate of Designation establishing the Series B Preferred Stock, a holder of shares of the Series B Preferred Stock is entitled to the number of votes equal to the number of shares of the Series B Preferred Stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders.  Following the payment of the Purchase Price, the Harlands, the Company, and the Buyer agree that the 3,000,000 shares of the Series B Preferred Stock owned by the Harlands shall be cancelled in exchange for 300,000,000 shares of the Common Stock.

(iv)

Prohibition on Subdivision or Combination of the Common Stock.  After the Closing, the Company shall not, without the approval of a majority of the then current stockholders of the Company who were stockholders of the Company immediately before the Closing (A) subdivide the issued and outstanding shares of the Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares of the Common Stock, or (B) combine the issued and outstanding shares of the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares of the Common Stock.

2.

Other Terms.  As additional consideration for the sale and purchase of the Common Stock, the Company, the Buyer, and the Harlands agree as follows:

(a)

Spin-Off of the Subsidiary.  Following the Closing, at the request of the Harlands, the Buyer shall permit the spin-off Knightsbridge Corporation, the Subsidiary of the Company (the “Spin-Off”), to the then current stockholders of the Company who were stockholders of the Company immediately before the Closing.  All expenses of the Spin-Off shall be paid by the Harlands, with no expenses to be paid by the Company.

(b)

Officers and Directors.  Upon the execution of this Agreement, Meier Frankel shall be elected to the board of directors of the Company.  At the Closing, all of the directors of the Company, with the exception of Sydney A. Harland and Meier Frankel, and all of the officers of the Company, shall resign.  Immediately, thereafter, Messrs. Harland and Frankel, as the Company’s remaining directors, shall elect Meier Frankel as Chairman of the Board, Lee Frankel, Norman L. Horowitz, Virginia Norfleet, Alexandra Federov, and Eric N. Marton to serve as directors of the Company until such time as their successors have been elected and qualified.  Sydney A. Harland shall continue to serve as a director of the Company, until his successor is elected and qualified.  At the same time, Messrs. Harland and Frankel shall elect Meier Frankel, Chairman of the Board, Lee Frankel, President and Chief Executive Officer, Robert N. Weingarten, Chief Financial Officer and Principal Accounting Officer, and Schidly Jean-Baptiste, Secretary, to serve as officers of the Company until such time as their successors have been elected and qualified.

3.

Representations and Warranties.  The Buyer represents and warrants as of the Closing, as follows:

(a)

Authority.  The Buyer is an individual with the requisite power and authority to enter into and to consummate the transactions contemplated in this Agreement to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)

No Public Sale or Distribution.  The Buyer is (i) acquiring the Common Stock for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the shares of the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Buyer is not a broker-dealer registered, or required to be registered, with the SEC under the Exchange Act.  The Buyer is acquiring the Common Stock hereunder in the ordinary course of its business.  The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the shares of the Common Stock.

(c)

Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)

Reliance on Exemptions.  The Buyer understands that the shares of the Common Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Common Stock.

(e)

Information.  The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Stock which have been requested by the Buyer, including, but not limited to the Company’s SEC Documents (defined below).  The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein.  The Buyer understands that its investment in the Common Stock involves a high degree of risk.  The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Stock.

(f)

No Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Stock or the fairness or suitability of the investment in the Common Stock nor have such authorities passed upon or endorsed the merits of the offering of the Common Stock.

(g)

Transfer or Resale.  The Buyer understands that (i) the shares of the Common Stock have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such shares of the Common Stock to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such shares of the Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, or a successor rule thereto (collectively, “Rule 144”); (ii) any sale of the shares of the Common Stock made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the shares of the Common Stock under circumstances in which the seller, or the Person as defined in Paragraph 4(r) hereof through whom the sale is made, may be deemed to be an underwriter, as that term is defined in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the shares of the Common Stock under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The shares of the Common Stock may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the shares of the Common Stock and such pledge of shares of the Common Stock shall not be deemed to be a transfer, sale or assignment of the shares of the Common Stock hereunder, and the Buyer while effecting a pledge of shares of the Common Stock shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement, including, without limitation, this Paragraph 3(g).

(h)

Legends.  The Buyer understands that the certificates or other instruments representing the shares of the Common Stock shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the shares of the Common Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) such shares of the Common Stock are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the shares of the Common Stock may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the shares of the Common Stock can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.  The Company shall bear all fees and expenses related to the removal of the legend and issuance of any new unlegended shares of the Common Stock.

(i)

Validity; Enforcement.  This Agreement, has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)

No Conflicts.  The execution, delivery and performance by the Buyer of this Agreement, and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party), (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(k)

Residency.  The Buyer is domiciled in the jurisdiction specified herein.

(l)

Certain Trading Activities.  The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including without limitation, any Short Sales involving the Company’s securities) since the time that the Buyer and the Company first discussed an investment in the Company.  The Buyer covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transaction in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed pursuant to Paragraph 5(g).  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(m)

General Solicitation.  The Buyer is not purchasing the Common Stock as a result of any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

4.

Representations and Warranties of the Company.  The Company represents and warrants to the Buyer as of the Closing, that, except as otherwise set forth in the SEC Documents (as defined herein) or otherwise on the schedule of exceptions delivered to the Buyer in connection with the execution of this Agreement (the “Schedules”):

(a)

Organization and Qualification.  The Company and its Subsidiaries are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they were formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, (i) “Subsidiaries” means the entities set forth in the Company’s most recent SEC Documents (hereinafter defined), and (ii) “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations hereunder.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  For purposes of this Agreement, “Lien” means, with respect to any property, any mortgage, pledge, hypothecation, assignment, security interest, tax lien, pledge, charge, or other lien, charge, easement or encumbrance.

(b)

Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the Company hereto in connection with the transactions contemplated by this Agreement and to issue the shares of the Common Stock in accordance with the terms hereof.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the shares of the Common Stock, have been duly authorized by the Company’s board of directors and other than the filing of a Form D under Regulation D of the Securities Act and applicable state law, no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders.  This Agreement to which the Company and/or any Subsidiary is a party have been duly executed and delivered by the Company and/or such Subsidiary, as applicable, and constitute the legal, valid and binding obligations of the Company and/or such Subsidiary, as applicable, enforceable against the Company and/or such Subsidiary, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)

Issuance of the Common Stock.  The issuance of the shares of the Common Stock is duly authorized and upon issuance in accordance with the terms hereof shall be free from all taxes, liens and charges with respect to the issue thereof.  Subject to the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the shares of the Common Stock is exempt from registration under the Securities Act.

(d)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the shares of the Common Stock) will not (i) result in a violation of the Articles of Incorporation of the Company, as defined in Paragraph 4(q), or the Bylaws of the Company, as defined in Paragraph 4(q), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except to the extent such conflict, default or termination right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Markets QB (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations would not reasonably be expected to have a Material Adverse Effect.

(e)

Consents.  Except as otherwise specified herein, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)

Acknowledgment Regarding the Buyer’s Purchase of the Common Stock.  The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby and that prior to the Closing, the Buyer is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries, as defined in Rule 144, or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of the Common Stock as defined for purposes of Rule 13d-3 of the Exchange Act.  The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries, or in any similar capacity, with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer’s purchase of the shares of the Common Stock.  The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(g)

No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising within the meaning of Regulation D in connection with the offer or sale of the shares of the Common Stock.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions other than for Persons engaged by the Buyer or its investment advisor relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense, including, without limitation, attorney’s fees and out-of-pocket expenses, arising in connection with any such claim.

(h)

No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the shares of the Common Stock under the Securities Act or cause this offering of the shares of the Common Stock to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the shares of the Common Stock under the Securities Act or cause the offering of the shares of the Common Stock to be integrated with other offerings.

(i)

Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation of the Company or the laws of the jurisdiction of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the shares of the Common Stock and the Buyer’s ownership of the shares of the Common Stock.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of the Common Stock or a change in control of the Company.

(j)

SEC Documents; Financial Statements.  During the two years prior to the date hereof, the Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed or furnished prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).

The Company has delivered to the Buyer or its respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system that have been requested by the Buyer.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements, and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.  No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Paragraph 3(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(k)

Absence of Certain Changes.  Since the date of the Company’s most recent audited or reviewed financial statements contained in a Form 10-K or Form 10-Q, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K or Form 10-Q, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $50,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $50,000.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date of the Closing, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Paragraph 4(k), “Insolvent” means, with respect to the Company, on a consolidated basis with its Subsidiaries, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness as defined in Paragraph 4(r), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature.  The Company has not engaged in business or in any transaction, and is not about to engage in business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

(l)

No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its shares of the Common Stock and which has not been publicly announced.

(m)

Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or Articles of Incorporation or Bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the shares of the Common Stock by the Principal Market in the foreseeable future.  Since April 17, 2006, following the change in the Company’s corporate name from International Development Corp. to Global Wataire, Inc., the shares of the Common Stock was quoted on the OTC Bulletin Board under the symbol “GWTE.OB.”  Beginning in July 2001, until December 9, 2004, the Company’s symbol was “OZLU.OB.”  When the Company changed its corporate name from Ozolutions, Inc. to International Development Corp. on December 9, 2004, its symbol changed to “IDVL.OB.”  Subsequently, when the Company changed its corporate name to Global Earth Energy, Inc. on February 5, 2008, its symbol changed to “GEEG.OB.”  The Company’s symbol was changed on May 20, 2009, to “GLER.OB.”  Since, February 2011, the shares of the Common Stock have been quoted on the OTCQB maintained by the OTC Markets.  Since February 2011, (i) the shares of the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the shares of the Common Stock has not been suspended by the SEC or the Principal Market, and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the shares of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)

Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)

Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(p)

Transactions With Affiliates.  None of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(q)

Equity Capitalization.  As of the date of the Closing, the authorized capital stock of the Company shall consist of (i) 844,828,987 shares of shares of the Common Stock, of which as of March 5, 2013, 480,963,485 are issued and outstanding.  In addition, as of March 5, 2013, the Company has four series of preferred stock designated as follows: (i) 10,000 shares have been designated as Series A Preferred Stock, none of which are issued or outstanding; (ii) 5,000,000 shares have been designated as Series B Preferred Stock, 3,000,000 of which are issued and outstanding; (iii) 15,000,000 shares have been designated as Series C Preferred Stock, none of which are issued or outstanding; and (iv) 13,000,000 shares of Series D Preferred Stock, none of which are issued or outstanding.  In addition, the Company has issued a warrant for the purchase of 20,000,000 shares of the Common Stock.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  As of the Closing of this Agreement, except as disclosed this Agreement and in the SEC Documents, (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, loan or credit facilities or other agreements, documents or instruments evidencing Indebtedness, as defined in Paragraph 4(r), of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to purchase, repurchase, retire or redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of the Common Stock; (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyer through the SEC’s EDGAR system, true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “ Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “ Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of shares of the Common Stock and the material rights of the holders thereof in respect thereto.

(r)

Indebtedness and Other Contracts.  Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, as defined below, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(s)

Absence of Litigation.  Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the shares of the Common Stock or any of the Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company.

(t)

Insurance.  The Company and each of its Subsidiaries do not have any insurance coverage.

(u)

Employee Relations.

(i)

Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)

The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii)

To the knowledge of the Company, no key employee or group of employees has any plans to terminate employment with the Company or any Subsidiary.

(v)

Title.  Except as disclosed in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.  Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(w)

Subsidiary Rights.  The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company.

(x)

Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(y)

Internal Accounting and Disclosure Controls.  Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Except as disclosed in the SEC Documents, during the twelve months prior to the date hereof, neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(z)

Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(aa)

Investment the Company Status.  The Company is not, and upon consummation of the sale of the shares of the Common Stock will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment the Company Act of 1940, as amended.

(bb)

Transfer Taxes.  On the Closing, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the shares of the Common Stock to be sold to the Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(cc)

Acknowledgement Regarding the Buyer’s Trading Activity.  It is understood and acknowledged by the Company (i) that following the public disclosure of the transactions contemplated in this Agreement, in accordance with the terms thereof, the Buyer has not been asked by the Company or its Subsidiaries to agree, nor has the Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the shares of the Common Stock for any specified term; (ii) that the Buyer, and counter parties in “derivative” transactions to which the Buyer is a party, directly or indirectly, presently may have a “short” position in the shares of the Common Stock which were established prior to the Buyer’s knowledge of the transactions contemplated in this Agreement, and (iii) that the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter party in any “derivative” transaction.  The Company further understands and acknowledges that following the public disclosure of the transactions contemplated in this Agreement, in accordance with the terms thereof, the Buyer may engage in hedging and/or trading activities at various times during the period that the shares of the Common Stock are outstanding, including, without limitation, during the periods that the value of the shares of the Common Stock deliverable with respect to shares of the Common Stock are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the shares of the Common Stock, or any of the documents executed in connection herewith.

(dd)

Registration Eligibility.  The Company is eligible to register the shares of the Common Stock for resale by the Buyer using Form S-1 promulgated under the Securities Act, subject to the requirements of Rule 415 promulgated by the SEC.

(ee)

Manipulation of Price.  The Company and its Subsidiaries have not, and to the Company’s knowledge no one acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the shares of the Common Stock, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the shares of the Common Stock, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ff)

Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their business and the transactions contemplated by this Agreement, including the Schedules and Exhibits hereto and thereto, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading.  No press release issued by the Company or its Subsidiaries during the twelve months preceding the date of this Agreement contained at the time of release any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, assets, liabilities, properties, prospects, operations or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed.

5.

Covenants.

(a)

Best Efforts.  Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in this Agreement.

(b)

Form D and Blue Sky.  The Company agrees to file a Form D with respect to the shares of the Common Stock as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.  The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the shares of the Common Stock for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer promptly after the Closing.  The Company shall make all filings and reports relating to the offer and sale of the shares of the Common Stock required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing.

(c)

Reporting Status.  Until the date on which the Buyer shall have sold all the shares of the Common Stock, and none of the shares of the Common Stock is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)

Use of Proceeds.  The Company will use the proceeds from the sale of the shares of the Common Stock for working capital purposes including repayment of certain existing debt.

(e)

Fees.  The Company shall reimburse Norman T. Reynolds Law Firm, or its designee(s), in addition to any other expense amounts paid to the Buyer prior to the date of this Agreement, for all reasonable costs and expenses incurred in connection with the transactions contemplated in this Agreement and due diligence in connection therewith, which amount shall be non-accountable.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions other than for Persons engaged by the Buyer relating to or arising out of the transactions contemplated in this Agreement, including, without limitation, any fees payable to Norman T. Reynolds Law Firm.  The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense, including, without limitation, reasonable attorney’s fees and out-of-pocket expenses, arising in connection with any claim relating to any such payment.

(f)

Pledge of the Common Stock.  The Company acknowledges and agrees that the shares of the Common Stock may be pledged by the Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the shares of the Common Stock.  The pledge of shares of the Common Stock shall not be deemed to be a transfer, sale or assignment of the shares of the Common Stock hereunder, and the Buyer in effecting a pledge of shares of the Common Stock shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the shares of the Common Stock may reasonably request in connection with a pledge of the shares of the Common Stock to such pledgee by an Investor.

(g)

Disclosure of Transactions and Other Material Information.

(i)

On or before 8:30 a.m., New York City, New York Time, on the fourth Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated in this Agreement in the form required by the Exchange Act and attaching, unless the Company shall elect to defer the filing of exhibits as permitted by the Exchange Act, the “8-K Filing.”  From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material nonpublic information delivered to the Buyer by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, stockholders, representatives or agents.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Buyer.  In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  The Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure.  Subject to the foregoing, none of the Company, its Subsidiaries or the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations, provided that in the case of clause (i) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release.  Without the prior written consent of the Buyer, neither the Company nor any of its Subsidiaries shall disclose the name of the Buyer in any filing, announcement, release or otherwise.

(ii)

In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders, representatives and agents, in addition to any other remedy provided herein, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company or any of its Subsidiaries or any of its or their respective officers, directors, employees, stockholders, representatives or agents.  The Buyer shall not have any liability to the Company or its Subsidiaries or any of its or their respective officers, directors, employees, stockholders, representatives or agents, for any such disclosure.

(h)

Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any government, or any department or agency thereof or any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(i)

No Short Position.  The Buyer and any of its affiliates do not have an open short position in the Common Stock.

(j)

Legend.  Certificates evidencing the shares of the Common Stock shall not contain any legend, including the legend set forth above, (A) while a registration statement covering the resale of such security is effective under the Securities Act, provided, however, that the Buyer’s prospectus delivery requirements under the Securities Act will remain applicable, or (B) following any sale of the shares of the Common Stock pursuant to Rule 144, or (C) if the shares of the Common Stock are eligible for sale under Rule 144, or (D) if such legend is not required under applicable requirements of the Securities Act, including judicial interpretations and pronouncements issued by the Staff of the SEC.  Subject to the foregoing, upon written request of the Buyer to have such legend removed, the Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement, the “Effective Date,” if required by the Company’s transfer agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Paragraph 5(j), it will, no later than three trading days following the delivery by the Buyer to the Company or the Company’s transfer agent of a certificate representing the shares of the Common Stock issued with a restrictive legend, deliver or cause to be delivered to the Buyer a certificate representing the shares of the Common Stock that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein.

(k)

Publicity.  The Company and the Buyer shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations provided, that the Company shall use its commercially reasonable best efforts to consult the Buyer in connection with any such press release or other public disclosure prior to its release and the Buyer shall be provided with a copy thereof upon release thereof.

6.

Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the shares of the Common Stock to the Buyer at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a)

The Buyer shall have delivered the sum of $2,000,000 to the Escrow Agent by wire transfer of immediately available funds pursuant to the written wire instructions provided by the Escrow Agent, pursuant to the terms of this Agreement.

(b)

The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing.

7.

Conditions to the Buyer’s Obligation to Purchase.  The obligation of the Buyer hereunder to purchase the shares of the Common Stock at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)

The Company shall have duly delivered to the Buyer the shares of the Common Stock being purchased by the Buyer at the Closing and as permitted thereafter pursuant to this Agreement.

(b)

The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada as of a date within five days of the Closing.

(c)

The Company shall have delivered to the Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within five days of the Closing.

(d)

The Company shall have delivered to the Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing, as to (i) the resolutions consistent with Paragraph 4(b) as adopted by the Company’s board of directors in a form reasonably acceptable to the Buyer, (ii) the Articles of Incorporation, and (iii) the Bylaws, each as in effect at the Closing.

(e)

The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required in this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.  The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

(f)

The Company shall have delivered to the Buyer a letter from the Company’s transfer agent certifying the number of shares of the Common Stock outstanding as of a date within five days of the Closing.

(g)

The shares of the Common Stock (i) shall be designated for quotation or listed on the Principal Market, and (ii) shall not have been suspended, as of the Closing, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing, either (A) in writing by the SEC or the Principal Market, or (B) by falling below the minimum maintenance requirements of the Principal Market.

(h)

The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the shares of the Common Stock, including without limitation, those required by the Principal Market.

(i)

The Company shall have delivered to the Buyer such other documents relating to the transactions contemplated by this Agreement as the Buyer or its counsel may reasonably request.

8.

Termination.  In the event that the Closing shall not have occurred with respect to the Buyer due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in this Agreement (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on the date of the Closing, without liability of any party to any other party.

9.

Miscellaneous.

(a)

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Houston, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or PDF copy shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)

Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)

Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)

Entire Agreement; Amendments.  This Agreement supersede all other prior oral or written agreements between the Buyer, the Company, and the Harlands, their affiliates and Persons acting on their behalf with respect to the matters discussed herein and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, the Buyer, nor the Harlands make any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, the Buyer, and the Harlands, and any amendment to this Agreement made in conformity with the provisions of this Paragraph 9(e) shall be binding on the parties hereto.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.  The Company and the Harlands have not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated in this Agreement except as set forth herein.  Without limiting the foregoing, the Company and the Harlands confirm that, except as set forth in this Agreement, the Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company and any Subsidiary or to the Harlands, addressed to Mr. Sydney A. Harland at 1213 Culberth Drive, Wilmington, North Carolina 28405, telephone (910) 270-7749, telecopier (910) 270-6640, and e-mail harlandsydney@aol.com; and if to the Buyer, addressed to Mr. Meier Frankel at 1 Rensselaer Drive, Spring Valley, New York 10977, telephones (845) 362-2345 and (914) 260-7505, and email mack.frankel@yahoo.com.  Any party hereto may change its address upon ten days’ written notice to any other party hereto.

(g)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

(h)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)

Survival.  The representations, warranties, agreements, and covenants of the Company, the Buyer, and the Harlands contained herein shall survive the Closing.

(j)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l)

Remedies.  The Buyer and each affiliate of the Buyer that holds shares of the Common Stock shall have all rights and remedies set forth herein and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations hereunder, any remedy at law may prove to be inadequate relief to the Buyer.  The Company therefore agrees that the Buyer shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)

Controlling Agreement.  In the event of any conflict between the terms of this Agreement or any of the Exhibits or Schedules referred to herein, the terms of this Agreement shall control.

IN WITNESS WHEREOF, the Company, the Buyer, and the Harlands have executed this Agreement as of the date first written above.

GLOBAL EARTH ENERGY, INC.

By
        Sydney A. Harland, Chief Executive Officer

MEIER FRANKEL

SYDNEY A. HARLAND

BETTY A. HARLAND